Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:	News Media	Investor Relations
	Paul Fitzhenry	Ed Arditte
	609-720-4261	609-720-4621
Antonella Franzen
609-720-4665

TYCO INTERNATIONAL TO PURSUE SPIN-OFF

OF ELECTRICAL & METAL PRODUCTS BUSINESS

SCHAFFHAUSEN, Switzerland, April 27, 2010 — Tyco International Ltd. (NYSE: TYC) today announced that it plans to pursue a tax-free spin-off of its Electrical & Metal Products business. Tyco expects to file documents with the U.S. Securities & Exchange Commission (SEC) over the next few months and to complete the proposed transaction in the first half of fiscal 2011. Following the transaction, the business would be an independent, publicly traded U.S. company.

“Electrical & Metal Products is a high-quality business with well-recognized brands, a strong management team and an outstanding reputation in its markets,” said Ed Breen, Chairman and Chief Executive Officer of Tyco. “We believe that the business is well-positioned for future success and that the environment is conducive to move forward with the transaction at this time.”

The proposed transaction is expected to be structured as a tax-free distribution to Tyco shareholders, and is subject to a number of conditions including completion of a review process by the SEC, final approval by Tyco’s Board of Directors and approval by Tyco’s shareholders.

The Electrical & Metal Products business designs, manufactures and sells galvanized steel tubes and pipes, electrical conduit, armored wire and cable, metal framing systems and building components. The business serves a wide range of construction, electrical, fire, security, and mechanical applications and generated revenue of $1.4 billion in 2009.

ABOUT TYCO INTERNATIONAL

Tyco International Ltd. (NYSE: TYC) is a diversified, global company that provides vital products and services to customers around the world.  Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls, and other industrial products.  Tyco had 2009 revenue of more than $17 billion and has more than 100,000 employees worldwide.  More information on Tyco can be found at www.tyco.com.

FORWARD LOOKING STATEMENTS

This release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the form and timing of any transaction to spin-off the Electrical and Metal Products business. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or actions taken by the Company to differ materially from anticipated results, performance or actions. All statements contained herein and in accompanying conference calls or webcasts that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The forward-looking statements in this release and accompanying conference calls generally include, but are not limited to, statements addressing Tyco’s future financial condition and operating results, as well as its portfolio refinement activities. Economic, business, competitive and/or regulatory factors affecting Tyco’s businesses are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements. Further, there can be no assurance as to the timing of the contemplated spin-off, whether it will ultimately be structured as a spin-off, or whether it will be completed.  Tyco is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. More detailed information about these and other factors is set forth in Tyco’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2009 and in the interim reports filed on Form 10-Q for subsequent quarterly periods.